UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 23, 2009

ML Macadamia Orchards, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9145	99-0248088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26-238 Hawaii Belt Road, Hilo, Hawaii		96720
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  808-969-8057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

On March 23, 2009 ML Macadamia Orchards, L. P. signed an addendum to its current nut purchase contract with Mauna Loa Macadamia Nut Corportion (“MLNMC”) such that MLMNC will purchase between 9 million and 15 million pounds of macadamia nut in shell between July 1, 2009 and June 30, 2010.

On March 25, 2009 a commitment letter to extend the maturity date of the Revolving Loan Promissory Note and an amendment to the Second Amended and Restated Credit Agreement dated July 8, 2008 was signed by ML Macadamia Orchards, L. P. and American AgCredit, PCA.

Item 9.01.  Exhibits

Exhibit 10.65

Addendum to Mauna Loa Macadamia Nut Purchase Contract dated March 23, 2009

Exhibit 10.66

Commitment Letter dated March 25, 2009 to extend Revolving Line of Credit Maturity Date

EXHIBIT INDEX

Exhibits

Exhibit 10.65

Addendum to Mauna Loa Macadamia Nut Purchase Contract dated March 23, 2009

Exhibit 10.66

Commitment Letter dated March 25, 2009 to extend Revolving Line of Credit Maturity Date

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ML Macadamia Orchards, L.P.
(Registrant)

Date March 23, 2009
	By:	ML Resources, Inc.
Managing General Partner

	By:	/s/ Dennis J. Simonis
Dennis J. Simonis
President and Chief Executive Officer